Exhibit 99.1

RELEASE AGREEMENT

This Release Agreement (“Release”) is by and between Joseph S. Podolski (“Executive”) and Repros Therapeutics Inc. (the “Company”) and shall be effective as of the date on which the Executive executes this Release as set forth below.

WHEREAS, Executive’s employment has been terminated without Cause, pursuant to the Employment Agreement between Executive and the Company, dated as of June 16, 2014 (“Employment Agreement”); and

WHEREAS, Executive is entitled to certain payments and benefits under the Employment Agreement subject to his execution and delivery of this Release to the Company.

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.             Release of Claims. In consideration for the severance payments by the Company as set forth in Section 7(c) of the Employment Agreement and other good and valuable consideration set forth herein, Executive hereby releases the Company, its shareholders, directors, officers, employees, agents, benefit plans, attorneys, affiliates, parents, subsidiaries, predecessors, successors, assigns, and all persons acting by, through, under or in concert with any of them (but with respect to any entity, individual, agent, attorney or their affiliates, including any one acting by, through, under or in concert with any of them, only in its or his official capacity relating to the Company and not in its or his individual capacity unrelated to the Company) (collectively, “Released Parties”), subject to the exceptions of Section 2 of this Release, from any and all rights and claims, known or unknown, that he may have now or in the future may arise based on, arising out of or relating to his employment with the Company or the termination thereof for any and all reasons. Said release includes but is not limited to, any rights or claims which Executive may have against any of the Released Parties that precede the date of execution of this Agreement for: (1) monetary damages based upon Title VII of the Civil Rights Act, the Age Discrimination in Employment Act (“ADEA”), the Americans with Disabilities Act, the Older Workers Benefit Protection Act (“OWBPA”), the Genetic Information Nondiscrimination Act,; (2) any and all damages arising out of the Equal Pay Act, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, as amended (save for claims for vested pension benefits which are expressly exempted from this Release); and (3) any and all damages arising out of Chapter 21 of the Texas Labor Code and Chapter 451 of the Texas Labor Code , any other federal, state or local law or regulation which prohibits employment discrimination or which otherwise regulates employment terms and conditions; and (4) any and all other damages under any federal, state or local common law, statutory, or regulatory provision, now or hereafter recognized, including but not limited to, any claim for wrongful discharge, unfair treatment, breach of public policy, breach of express or implied contract, breach of covenant of good faith and fair dealing, intentional or negligent infliction of emotional distress, negligence, misrepresentation, fraud, detrimental reliance, promissory estoppel, defamation, invasion of privacy, sexual harassment, breach of laws governing safety in the workplace, or any other claims arising under common law that relate in any way to Executive’s employment or the termination thereof. This Release covers claims that Executive knows about and those that he may not know about up through the date of this Release. This Release specifically includes any and all claims for attorneys’ fees and costs which Executive incurred or incurs for any reason arising out of or relating to any or all matters covered by this Release.

2.             Limitation on Release. Notwithstanding the foregoing, Executive is not releasing any claims hereunder with respect to (a) Executive’s right to be indemnified and/or advanced or reimbursed expenses pursuant to any corporate document of the Company, applicable law, or Executive’s right to be covered under any applicable directors’ and officers’ liability insurance policies, (b) any rights that Executive has with respect to any vested equity awards, or (c) any rights which arise after the date of this Release with respect to matters that occurred after such date. Executive and the Company agree that nothing in this Release prevents or prohibits Executive from (i) making any disclosure of relevant and necessary information or documents in connection with any charge, action, investigation, or proceeding relating to this Release, or as required by law or legal process; (ii) participating, cooperating, or testifying in any charge, action, investigation, or proceeding with, or providing information to, any self-regulatory organization, governmental agency or legislative body, and/or pursuant to the Sarbanes-Oxley Act, (iii) filing, testifying, participating in or otherwise assisting in a proceeding relating to an alleged violation of any federal, state or municipal law relating to fraud, or any rule or regulation of the Securities and Exchange Commission or any self-regulatory organization or (iv) challenging the knowing and voluntary nature of the release of ADEA claims pursuant to the OWBPA. To the extent permitted by law, upon receipt of any subpoena, court order or other legal process compelling the disclosure of any such information or documents, Executive agrees to give prompt written notice to the Company so as to permit the Company to protect its interests in confidentiality to the fullest extent possible. To the fullest extent provided by law, Executive acknowledges and agrees, however, Executive is waiving any right to recover monetary damages in connection with any such charge, action, investigation or proceeding. To the extent Executive receives any monetary relief in connection with any such charge, action, investigation or proceeding, the Company will be entitled to an offset for the benefits made pursuant to this Release, to the fullest extent provided by law.

Executive and the Company further agree that the Equal Employment Opportunity Commission (“EEOC”) and comparable state or local agencies have the authority to carry out their statutory duties by investigating charges, issuing determinations, and filing lawsuits in Federal or state court in their own name, or taking any action authorized by the EEOC or comparable state or local agencies. Executive retains the right to participate in any such action and to seek any appropriate non-monetary relief. Executive retains the right to communicate with the EEOC and comparable state or local agencies and such communication can be initiated by Executive or in response to the government and such right is not limited by any non-disparagement claims. Executive and the Company agree that communication with employees plays a critical role in the EEOC’s enforcement process because employees inform the agency of employer practices that might violate the law. For this reason, the right to communicate with the EEOC is a right that is protected by federal law and this Release does not prohibit or interfere with those rights. Notwithstanding the foregoing, Executive agrees to waive Executive’s right to recover monetary damages in any charge, complaint or lawsuit filed by Executive or by anyone else on Executive’s behalf.

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3.             No Litigation of Claims. Subject to the exceptions of Section 2 of this Release, Executive acknowledges that he has not caused or permitted any charge, complaint, lawsuit or any other action or proceeding whatsoever to be filed against the Company or any of the other Released Parties in connection with his employment or the separation of that employment to date. He further agrees he may not file or be a party to any lawsuit asserting claims or causes of action waived and released by him pursuant to this Release.

4.             No Right to Re-employment. Executive hereby agrees and recognizes that his employment relationship with the Company or its affiliates is being permanently and irrevocably severed and that the Company has no obligation, contractual or otherwise, to rehire, re-employ, recall or to hire him in the future, or return him to active status.

5.             Proprietary Information, Non-Disclosure, Non-Solicitation and Non-Competition Agreement. Executive hereby agrees to continue to comply with the terms of the Proprietary Information, Non-Disclosure, Non-Solicitation and Non-Competition Agreement, dated as of [June 14], 2014, (the “Non-Competition Agreement”). Executive acknowledges and agrees that the terms of such Non-Competition Agreement are hereby specifically incorporated herein and made part hereof. The Executive hereby agrees to be bound by the terms set forth in the Non-Competition Agreement

6.             Tax Withholdings. All amounts payable pursuant to this Release are subject to applicable tax withholdings. In addition, Executive is solely responsible for all taxes that may result from his receipt of the amounts payable and benefits to be provided to him under this Release, and neither the Company nor any of its affiliates makes or has made any representation, warranty or guarantee of any federal, state or local tax consequences to Executive of his receipt of any payment or benefit hereunder, including, but not limited to, under section 409A of the Internal Revenue Code of 1986, as amended.

7.             Attorney Consultation Advised. The Company hereby advises Executive to consult with any attorney of his choosing prior to signing this Release. By signing below, Executive acknowledges and agrees that he has been encouraged to do so by the Company and that it is entirely his decision whether or not to consult with counsel.

8.             Review Period. Executive shall have a period of not less than twenty-one (21) calendar days from the effective date of his termination to consider this Release before signing and returning it to the Company. It is exclusively Executive’s decision whether to use all or part of this 21-day period. To the extent Executive elects to execute this Release sooner than the conclusion of the 21-day period, Executive acknowledges and agrees that it has been exclusively his decision as to when to sign and return this Release to the Company. Upon execution, this Release should be returned to the Company in accordance with the Notice provisions of the Employment Agreement.

9.             Revocation Period. Executive shall have a period of seven (7) calendar days after signing this Release and returning it to the Company in which he may revoke this Release should he change his mind. In order for this revocation to be effective, it must be given in accordance with the Notice provisions of the Employment Agreement and received by the Company no later than the close of business on the 7th day after Executive’s employment has terminated.

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10.           Effective Date of Release. This Release shall not become effective until the eighth (8th) day after Executive’s execution of this Release. Accordingly, severance payments described in Section 7(c) of the Employment Agreement shall not be paid until such time.

11.           No Admission of Liability. By entering into this Release, the Company does not admit and expressly denies that it has violated any contract, rule, law or regulation, including, but not limited to, any federal, state or local law or regulation relating to employment, employment discrimination or retaliation.

12.           Enforceability of Agreement. Executive acknowledges that this Release is contractual and not a mere recital. He agrees that this Release shall be given full force and effect and that it shall be binding upon Executive’s heirs, executors, successors, administrators and assigns. The invalidity or unenforceability of any provision of this Release, whether in whole or in part, shall not in any way affect the validity or enforceability of any other provision contained herein.

13.           Applicable Law. This Release shall be construed and enforced under and in accordance with the laws of the State of Texas.

Executive represents and certifies that he has carefully read and fully understands all of the provisions of this Release and that he is signing this Release voluntarily, of his own free will and without duress; and that the Company, its agents, representatives or attorneys have made no representations concerning the terms or effects of this Release other than contained herein.

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IN WITNESS THEREOF, the Executive has duly executed this Release agreement on this day of February 1, 2017.

/s/ Joseph S. Podolski		February 1, 2017
Joseph S. Podolski		Date

Repros Therapeutics Inc.

By:	/s/ Katherine Anderson	February 1, 2017
	Name: Katherine Anderson	Date
Title: Chief Financial Officer

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